UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2015

Era Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35701	72-1455213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

818 Town & Country Blvd., Suite 200 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 369-4700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On April 8, 2015, Era Group Inc. announced that it had entered into an agreement to sell its fixed based operation business at Ted Stevens Anchorage International Airport to Landmark Aviation.
A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description

99.1	Press Release issued April 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Era Group Inc.

Date: April 8, 2015	By:	/s/ Shefali A. Shah

	Name:	Shefali A. Shah
	Title:	Senior Vice President, General Counsel and Corporate Secretary